Exhibit 99.1

REALOGY ANNOUNCES PRELIMINARY RESULTS OF EXCHANGE OFFERS AND RECEIPT OF REQUIRED CONSENTS FOR AMENDMENTS TO SENIOR NOTES INDENTURES

PARSIPPANY, N.J., (December 15, 2010) — Realogy Corporation (“Realogy” or the “Company”) announced today that holders of approximately $2.67 billion aggregate principal amount (or approximately 88%) of the Existing Notes (as defined below) have validly tendered and not withdrawn their Existing Notes prior to the Consent Time (as defined below) in connection with Realogy’s previously commenced private exchange offers and consent solicitations (the “Exchange Offers”) relating to its outstanding 10.50% Senior Notes due 2014 (the “Existing Senior Cash Notes”), its outstanding 11.00%/11.75% Senior Toggle Notes due 2014 (the “Existing Senior Toggle Notes” and, together with the Existing Senior Cash Notes, the “Existing Senior Notes”) and its outstanding 12.375% Senior Subordinated Notes due 2015 (the “Existing Senior Subordinated Notes” and, together with the Existing Senior Cash Notes and the Existing Senior Toggle Notes, the “Existing Notes”), thereby satisfying the minimum condition in the Exchange Offers requiring the valid tender of at least $2.65 billion aggregate principal amount of Existing Notes. Realogy also announced that it had received the required consents in the Exchange Offers for certain amendments (the “Amendments”) to the indenture governing the Existing Senior Cash Notes (the “Existing Senior Cash Notes Indenture”) and the indenture governing the Existing Senior Toggle Notes (the “Existing Senior Toggle Notes Indenture” and, together with the Existing Senior Cash Notes Indenture, the “Existing Senior Indentures”).

As of 5:00 p.m., New York City time, on December 14, 2010 (the “Consent Time”), approximately $1,564 million, $421 million and $685 million aggregate principal amount of the Existing Senior Cash Notes, Existing Senior Toggle Notes and Existing Senior Subordinated Notes, respectively (representing approximately 92%, 90% and 78% respectively of the aggregate principal amount of each series of Existing Notes outstanding) were validly tendered and not withdrawn in the Exchange Offers, and the related consents thereby validly delivered, and not revoked. Of the total Existing Notes validly tendered and not withdrawn in the Exchange Offers as of the Consent Time, approximately $2,069 million aggregate principal amount were tendered for Convertible Notes (as defined below), which does not exceed the Convertible Notes Limit (as defined below), and approximately $601 million aggregate principal amount were tendered for the Extended Maturity Notes (as defined below).

Of the total Existing Senior Cash Notes validly tendered, approximately $461 million aggregate principal amount were tendered for 11.50% Senior Cash Notes due 2017 (the “New 11.50% Senior Cash Notes”), and approximately $1,102 million aggregate principal amount were tendered for 11.00% Series A Convertible Senior Subordinated Notes due 2018 (the “Series A Convertible Notes”). Of the total Existing Senior Toggle Notes validly tendered, approximately $130 million aggregate principal amount were tendered for 12.00% Senior Cash Notes due 2017 (the “New 12.00% Senior Cash Notes”), and approximately $291 million aggregate principal amount were tendered for 11.00% Series B Convertible Senior Subordinated Notes due 2018 (the “Series B Convertible Notes”). Of the total Existing Senior Subordinated Notes validly tendered, approximately $10 million aggregate principal amount were tendered for 13.375% Senior Subordinated Notes due 2018 (the “New Senior Subordinated Notes” and together with the New 11.50% Senior Cash Notes and New 12.00% Senior Cash Notes, the “Extended Maturity Notes”), and approximately $675 million aggregate principal amount were tendered for 11.00% Series C Convertible Senior Subordinated Notes due 2018 (the “Series C Convertible Notes” and, together with the Series A Convertible Notes and the Series B Convertible Notes, the “Convertible Notes”).

As of the Consent Time, the consents delivered in the Exchange Offers for the Existing Senior Notes (not including Existing Senior Notes held by investment funds managed by Apollo Management VI, L.P. or one of its affiliates (together with its affiliates, “Apollo”)), exceeded the amount required under the Existing Senior Indentures to approve the adoption of the Amendments to each of the Existing Senior Indentures. As of the Consent Time, the consents delivered in the Exchange Offer for the Existing Senior Subordinated Notes did not reach the amount required under the indenture governing the Existing Senior Subordinated Notes (the “Existing Senior Subordinated Notes Indenture”) to approve the amendments to the Existing Senior Subordinated Notes Indenture.

Pursuant to the terms of the Exchange Offers, Existing Notes validly tendered, and not validly withdrawn at or prior to the Consent Time, may not be withdrawn, and the related consents may not be revoked. Existing Notes tendered after the Consent Time may not be withdrawn.

The Amendments to the Existing Senior Indentures will eliminate substantially all of the restrictive covenants and certain of the default provisions contained in the Existing Senior Indentures.

Based on the receipt of the required consents to the Amendments, Realogy, Domus Holdings Corp., the indirect parent of Realogy and a guarantor of the Existing Senior Notes (“Holdings”), certain of Realogy’s subsidiaries that guarantee the Existing Senior Notes and the trustee under the Existing Senior Cash Notes Indenture and the Existing Senior Toggle Notes Indenture, have entered into supplemental indentures reflecting the Amendments to each of the Existing Senior Indentures. Such Amendments will not become operative unless and until the Exchange Offers are consummated.

The Exchange Offers

Realogy also announced that it will pay the applicable Total Consideration (as defined below) for all Existing Notes validly tendered at or prior to the New Expiration Time (as defined below) and accepted for exchange. Accordingly, Eligible Holders (as defined below) validly tendering their Existing Notes after the Consent Time and at or prior to the Expiration Time will receive the same consideration in respect of their Existing Notes accepted for exchange as Eligible Holders that validly tendered, and did not validly withdraw, their Existing Notes at or prior to the Consent Time. Realogy has made this change to the terms of the Exchange Offers in order to provide prospective participants in the Existing Offers additional time to consider tendering their Existing Notes and receive the Total Consideration. The expiration of the Exchange Offers has been extended to Midnight, New York City time, on December 29, 2010 (the “New Expiration Time”), unless further extended by Realogy.

Eligible Holders that have validly tendered their Existing Notes, and Eligible Holders that validly tender their Existing Notes at or prior to the New Expiration Time, will receive the consideration (the “Total Consideration”) of, at the election of such Eligible Holder and subject to the Convertible Notes Limit and any resulting Proration (as defined below), (i) $1,000 principal amount of New 11.50% Senior Cash Notes or $1,000 principal amount of Series A Convertible Notes for each $1,000 principal amount of Existing Senior Cash Notes validly tendered and not validly withdrawn, (ii) $1,000 principal amount of New 12.00% Senior Cash Notes or $1,000 principal amount of Series B Convertible Notes for each $1,000 principal amount of Existing Senior Toggle Notes validly tendered and not validly withdrawn and/or (iii) $1,000 principal amount of New Senior Subordinated Notes or $1,000 principal amount of Series C Convertible Notes for each $1,000 principal amount of Existing Senior Subordinated Notes validly tendered and not validly withdrawn. The Exchange Offers are open only to holders who are “qualified institutional buyers” or institutional “accredited investors” as such terms are defined under the Securities Act of 1933, as amended (the “Securities Act”) (“Eligible Holders”).

The maximum aggregate principal amount of Existing Notes that may be tendered for Convertible Notes (the “Convertible Notes Limit”) in the Exchange Offers is $2.3 billion. In the event that the aggregate principal amount of Existing Notes tendered for Convertible Notes exceeds the Convertible Notes Limit, Convertible Notes will only be issued in exchange for Existing Notes up to the Convertible Notes Limit and will be apportioned pro rata among all tendering Eligible Holders, to the extent they elected to receive Convertible Notes, based on the principal amount of Existing Notes tendered for Convertible Notes by such

Eligible Holders (“Proration”). In the event of Proration, Eligible Holders that have elected to receive Convertible Notes will receive New 11.50% Senior Cash Notes, New 12.00% Senior Cash Notes or New Senior Subordinated Notes, as the case may be, for the portion of their corresponding tendered Existing Notes for which they will not receive Convertible Notes.

Consummation of the Exchange Offers is conditioned upon the satisfaction or waiver of the conditions set forth in the confidential offering memorandum, dated November 30, 2010 (as supplemented, the “Offering Memorandum”) and related letter of transmittal and consent (as supplemented, the “Letter of Transmittal”). Such conditions include, among other things, the Company’s receipt of all material regulatory approvals from any relevant governmental authority, including the Texas Department of Insurance, in connection with the Exchange Offers. Subject to the terms and conditions set forth in the Offering Memorandum and the support agreement, dated November 30, 2010, among Realogy, Holdings, Apollo, Paulson & Co. Inc., on behalf of the several investment funds and accounts managed by it, and Avenue Capital Management II, L.P., Realogy may waive any of these or any other conditions to the consummation of the Exchange Offers in its sole discretion. Realogy currently expects that the settlement date for the Exchange Offers and the issuance of the Extended Maturity Notes and the Convertible Notes will occur on January 5, 2011 or as soon as practicable thereafter, subject to the satisfaction or waiver of the conditions set forth in the Offering Memorandum and the Letter of Transmittal and any extension of the New Expiration Time.

The Exchange Offers are being made solely to Eligible Holders upon the terms and subject to the conditions set forth in the Offering Memorandum and the Letter of Transmittal. Only holders who certify to their status as “qualified institutional buyers” or institutional “accredited investors” as defined under the Securities Act and are Eligible Holders may receive copies of the Offering Memorandum and the Letter of Transmittal and participate in the Exchange Offers. Holders wishing to certify that they are Eligible Holders and be eligible to receive a copy of the Offering Memorandum and the Letter of Transmittal, should visit the eligibility website, www.bondcom.com/realogy, or contact the Information and Exchange Agent for the Exchange Offers, Bondholder Communications Group, LLC at (212) 809-2663.

This press release is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell any securities. The Exchange Offers are being made and the New Notes are being offered only to “qualified institutional buyers” and institutional “accredited investors” as defined under the Securities Act. The New Notes and the shares of Class A common stock of Holdings, par value $0.01 per share (the “Class A Common Stock”) issuable upon conversion of the Convertible Notes have not been registered under the Securities Act or under any state securities laws, and the New Notes and the shares of Class A Common Stock issuable upon conversion of the Convertible Notes may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act, and accordingly, are subject to significant restrictions on transfer and resale as more fully described in the Offering Memorandum and the Letter of Transmittal. The Exchange Offers are subject to the terms and conditions set forth in the Offering Memorandum and the Letter of Transmittal.

About Realogy

Realogy Corporation, a global provider of real estate and relocation services, has a diversified business model that includes real estate franchising, brokerage, relocation and title services. Realogy’s world-renowned brands and business units include Better Homes and Gardens® Real Estate, CENTURY 21®, Coldwell Banker®, Coldwell Banker Commercial®, The Corcoran Group®, ERA®, Sotheby’s International Realty®, NRT LLC, Cartus and Title Resource Group. Collectively, Realogy’s franchise systems have approximately 14,700 offices and 267,000 sales associates doing business in 100 countries and territories around the world. Headquartered in Parsippany, N.J., Realogy is owned by affiliates of Apollo Management, L.P., a leading private equity and capital markets investor.

Forward Looking Statements

Certain statements in this press release constitute “forward-looking statements.” Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of Realogy Corporation to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Statements preceded by, followed by or that otherwise include the words “believes”, “expects”, “anticipates”, “intends”, “projects”, “estimates” and “plans” and similar expressions or future or conditional verbs such as “will”, “should”, “would”, “may” and “could” are generally forward-looking in nature and not historical facts. Any statements that refer to expectations or other characterizations of future events, circumstances or results are forward-looking statements.

Various factors that could cause actual future results and other future events to differ materially from those estimated by management include, but are not limited to: our inability to access capital, including debt refinancing, and/or securitization markets; our substantial amount of outstanding debt; our ability to comply with the affirmative and negative covenants contained in our debt agreements; adverse developments or the absence of sustained improvement in general business, economic and political conditions; adverse developments or the absence of improvement in the residential real estate markets including but not limited to the lack of sustained improvement in the number of home sales and/or further declines in home prices, low levels of consumer confidence, the impact of slow economic growth or future recessions and related high levels of unemployment in the U.S. and abroad, the termination of the federal homebuyer tax credit program, continuing high levels of foreclosures or further disruptions in the foreclosure review process, our geographic and high-end market concentration in particular to our company-owned brokerage operations and reduced availability of mortgage financing or financing availability at rates not sufficiently attractive to homebuyers; the final resolution or outcomes with respect to Cendant’s remaining contingent liabilities; any outbreak or escalation of hostilities on a national, regional or international basis or adverse effects of natural disasters or environmental catastrophes; our failure to enter into or renew franchise agreements, maintain our brands or the inability of franchisees to survive the current real estate cycle; our inability to realize benefits from future acquisitions; and our inability to sustain improvements in our operating efficiency.

Consideration should be given to the areas of risk described above, as well as those risks set forth under the headings “Forward-Looking Statements” and “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2009, under the heading “Forward-Looking Statements” in our Form 10-Q for the quarter ended September 30, 2010, and in our other periodic reports filed from time to time, in connection with considering any forward-looking statements that may be made by us and our businesses generally. Except for our ongoing obligations to disclose material information under the federal securities laws, we undertake no obligation to release publicly any revisions to any forward-looking statements, to report events or to report the occurrence of unanticipated events unless we are required to do so by law.

Investor Relations Contact:

Alicia Swift

(973) 407-4669

alicia.swift@realogy.com

Media Contact:

Rick Matthews

Rubenstein Communications, Inc.

212-843-8267 (office)

862-266-4779 (cell)

rmatth@rubenstein.com

Mark Panus

(973) 407-7215

mark.panus@realogy.com

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